Acquisitions	12 Months Ended
Mar. 31, 2021
Reservoir Holdings Inc And Subsidiaries
Business Acquisition [Line Items]
Acquisitions

4. Acquisitions

In the ordinary course of business, the Company regularly acquires music catalogs (publishing and recorded), which are typically accounted for as asset acquisitions. During the fiscal years ended March 31, 2021 and 2020, the Company completed such acquisitions totaling $116,323,171 and $114,480,181, inclusive of deferred acquisition payments. Significant acquisition transactions completed during the fiscal years ended March 31, 2021 and 2020 included the following:

(a)	Business combination

On December 29, 2019, the Company acquired 51% of the equity of PopArabia FZ LLC (“PopArabia”) through a stock purchase agreement in a transaction accounted for as a business combination (the “PopArabia Acquisition”). The acquisition enabled the company to expand its operations to include a renewed focus in United Arab Emirates and the Middle East, which are becoming increasingly important global markets. Total purchase price consideration was $350,000, which resulted in purchase price allocations to net working capital of $284,207, including royalty payable of $1,198,472, cash and receivables of $1,417,974, goodwill of $402,067 and noncontrolling interest of $336,274. Goodwill is primarily attributable to intangible assets that do not qualify for separate recognition and has been assigned to the Music Publishing segment. Goodwill will not be amortizable or deductible for tax purposes.

The PopArabia Acquisition is not material to the Company’s consolidated financial statements, and therefore, revenue and earnings since the acquisition date and supplemental pro forma financial information related to this business combination is not included herein.

(b)	Asset acquisitions

On June 5, 2019, the Company acquired 100% of the equity of Blue Raincoat Music Limited (“BRM”), a UK operating company, which owns 100% of Chrysalis Records Limited, a UK recorded music company, through a stock purchase agreement. The transaction was accounted for as an asset acquisition as a result of the significant concentration of the fair value of gross assets acquired in a recorded music catalog intangible asset. Total consideration transferred was $51,554,223, of which $49,965,308 pertained to the acquired recorded music catalog (weighted average useful life of 30 years), with the remainder pertaining to net working capital and other assets.

On February 21, 2020, the Company acquired 50.1% of the equity of Blue Raincoat Artists Ltd (“BRA”) through a stock purchase agreement. The transaction was accounted for as an asset acquisition as a result of the significant concentration of the fair value of gross assets acquired in artist management contracts (weighted average useful life of 10 years). Total consideration transferred was $678,423, of which $925,398 pertained to the acquired artist management contracts, noncontrolling interest of $675,715, with the remainder pertaining to net working capital.

On April 13, 2020, the Company acquired all of the copyrights to the musical compositions owned by Shapiro, Bernstein & Co., Inc. (“SBI”), one of the oldest music publishers in the United States. The transaction was accounted for as an asset acquisition as a result of the significant concentration of the fair value of gross assets acquired in a publishing catalog intangible asset (weighted average useful life of 30 years).